Delaware Investments® Family of Funds

Supplement to the current Statement of Additional Information for each Fund
(each, a "Fund," and together, the "Funds")

The following supplements the information about the Funds' investment manager, Delaware Management Company (the "Manager"), included in the Funds' statements of additional information.

In a press release on August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments), including the Manager, a series of Delaware Management Business Trust, to Macquarie Group (the “Transaction”). On January 4, 2010, the Transaction was completed and the new investment advisory agreements between the Funds and the Manager that were approved by the shareholders became effective. Delaware Management Holdings, Inc. is a subsidiary, and subject to the ultimate control, of Macquarie Group. Macquarie Group, with headquarters in Sydney, Australia, is a global provider of banking, financial, advisory, investment and fund management services.

All references to Lincoln Financial Group and Lincoln National Corporation are removed from the statements of additional information.

As of the close of the Transaction, the services provided by Lincoln Financial Distributors, Inc. are now being provided by Delaware Distributors, L.P. The last paragraph in the section entitled, “Investment Manager and Other Service Providers – Distributor” relating to Lincoln Financial Distributors, Inc. is removed.

Additionally, the section entitled, “Portfolio Managers – Compensation Structure – TARP Restrictions on Compensation” is removed from the statements of additional information.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated January 4, 2010.